Exhibit 10.32


                                              EXECUTION COPY
                         AMENDMENT dated as of January 31, 2002
          to the Credit Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, as amended as of January 20, 1999, as amended as of August 11, 2000, as amended as of April 16, 2001, as amended as of August 31, 2001 and as amended as of October 31, 2001 (the "Credit Agreement"), among FREEPORT-McMoRan SULPHUR LLC, a Delaware limited liability company (the "Borrower"); McMoRan EXPLORATION CO., a Delaware corporation, as guarantor (in such capacity, the "Guarantor"); the several lenders from time to time party thereto (collectively, the "Lenders"), JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as documentary agent for the Lenders (in such capacity, the "Documentary Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; the Administrative Agent, the Documentary Agent and the Collateral Agent being, collectively, the "Agents") and HIBERNIA NATIONAL BANK, a national banking association ("Hibernia"), as co-agent for the Lenders (the "Co-Agent").


          WHEREAS, the Borrower and the Guarantor have requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to amend such provisions; and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendments.  Effective as of the January
2002 Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

          (a) The preamble is hereby amended by inserting the figure "$60,503,403" in the last line of the second paragraph thereof.

          (b)  The following definitions are added to Section
1.01 in their appropriate alphabetical position:

               "January 2002 Amendment" means the Amendment to this Agreement dated as of January 31, 2002.

               "January 2002 Amendment Effective Date" is defined in Section 3 of the January 2002 Amendment.

          (c) Each of the following definitions in Section 1.01 is amended and restated in its entirety as follows:

               "Loan Documents" means the January 1999 Amendment, the August 2000 Amendment, the April 2001 Amendment, the August 2001 Amendment, the October 2001 Amendment, the January 2002 Amendment, the Credit Agreement, the Security Documents and all other agreements, certificates and instruments now or hereafter entered into in connection therewith or in furtherance thereof, in each case as amended and modified from time to time.

               "Maturity Date" means the earlier of (i) the consummation by the Borrower of the disposition of its sulphur transportation and terminaling business and (ii)
     February 22, 2002.

          (d) Section 5.01(l) is amended by inserting the following text at the end thereof:

          "Without limiting the foregoing, each of the Borrower and the Guarantor agree to deliver to the Collateral Agent
     (i) no later than February 15, 2002 (x)a completed Perfection Certificate with respect to the assets and properties of McMoRan Oil & Gas LLC signed by a Responsible Officer of each of the Borrower and the Guarantor, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to McMoRan Oil & Gas LLC in the jurisdictions contemplated by the Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by the Credit Agreement, as amended by the January 2002 Amendment, or have been released, (y) a list of the addresses or locations, as applicable, of all real estate and all oil and gas interests, in either case owned or leased by McMoRan Oil & Gas LLC together with property or similar descriptions of such properties or interests in form and substance similar to those that would be required in connection with a mortgage on such properties and (z) copies of all oil and gas contracts to which McMoRan Oil & Gas is a party and (ii) no later than February 5, 2002, all supplemental information and documents requested by counsel to the Administrative Agent pursuant to a memorandum dated November 20, 2001; provided, that with respect to the mortgage on the Port Sutton Terminal in Tampa, Florida, the Borrower and the Guarantor shall have presented to, and diligently pursued with, the Board of Directors of the Tampa Port of Authority a consent for a mortgage of the Borrower's leasehold interest in such terminal no later than the next regularly scheduled meeting of such Board of Directors and counsel to the Borrower and the Lenders shall have negotiated the leasehold mortgage relating to such terminal by February 15, 2002 (including, without limitation, the inclusion of the property description and other documents reasonably requested by counsel to the Lenders)."

          (e) Section 5.01(p) is amended to read in its entirety as follows:

               "(p) Sale of Main Pass Oil Operations. In the event that any amount shall be due and payable under this Agreement on the Maturity Date and such amounts shall not be paid in full on such date, the Borrower shall sell to MOXY the Main Pass Oil Operations owned by it no later than the Maturity Date. The Net Proceeds of such sale shall be used to repay outstanding Loans and other amounts due and payable under this Agreement. The Borrower agrees that the purchase price of the Main Pass Oil Operations shall reflect fair market value and shall be determined by reference to an updated reserve calculation by Ryder Scott Company or another independent firm approved by the Administrative Agent and the Co-Agent using oil and gas price assumptions agreed upon by the Borrower, the Agent and the Co-Agent."


          (f) Section 5.01(r) is inserted to read in its entirety as follows:

               "(r) Guarantee and Pledge Relating to McMoRan Oil & Gas LLC. Upon the earlier of the termination of, or the repayment in full of all amounts outstanding under and the termination of the revolving credit commitments under, the Amended and Restated Credit Agreement dated as of June 15, 2000 among McMoRan Oil & Gas LLC, as Borrower, Chase Bank of Texas, National Association, as Agent and the Lenders party thereto, the Guarantor agrees (i) to cause McMoRan Oil & Gas LLC to enter into a Guarantee of the Obligations in a form acceptable to the Administrative Agent and (ii) to grant a security interest securing the Obligations in substantially all of its assets pursuant to documentation in a form acceptable to the Collateral Agent, in each case subject to the approval of the Board of Directors of each of the Guarantor and McMoRan Oil & Gas LLC (which approval shall be granted in each case no later than February 7, 2002)."

          (g) Section 5.02(s) is inserted to read in its entirety as follows:

          "(s) Limitation on Borrowings. Neither the Guarantor nor the Borrower shall permit, at any time on and after the January 2002 Amendment Effective Date, Loans in an aggregate principal amount in excess of $58,500,000 to be outstanding at such time."

          (h) Section 7.01(d) of the Credit Agreement is amended to read in its entirety as follows:

               "(d) default by the Borrower or the Guarantor in the due observance or performance of any covenant, condition or agreement in Section 5.01(a)(i)(5) or 5.01(a)(ii)(4), respectively, with respect to notices of Defaults or Events of Default, or Section 5.01(a)(8), 5.01(c) or 5.01(k), Section 5.01(r), other than the covenant to preserve and maintain all of the Borrower's and the Guarantor's rights, privileges and franchises desirable in the normal conduct of their respective businesses;".

          (i) Schedule II to the Credit Agreement is replaced with Schedule II attached hereto.

          SECTION 2. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower or the Guarantor, as applicable set forth in the Loan Documents are true and correct in all material respects on and as of the date of this January 2002 Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 3. Effectiveness. This January 2002 Amendment shall become effective as of the first date (the "January 2002
Amendment Effective Date") when the following conditions are satisfied:

               (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each of the Borrower, the Guarantor and each of the Lenders;

               (b) The Administrative Agent shall have received, on behalf of themselves and the Lenders, a favorable written opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Guarantor and the Borrower, in a form satisfactory to the Administrative Agent and counsel to the Administrative Agent, in each case (A) dated the January 2002 Amendment Effective Date, (B) addressed to the Agents and the Lenders, and (C) covering such matters relating to the Loan Documents, and the transactions contemplated thereby, as the Administrative Agent shall reasonably request, and each of the Guarantor and the Borrower hereby instructs such counsel to deliver such opinions.

               (c) All legal matters incident to this January 2002 Amendment, the borrowings and extensions of credit under the Credit Agreement or the other Loan Documents shall be satisfactory to the Administrative Agent and counsel to the Administrative Agent.

               (d)  The Administrative Agent shall have received
     (i) a certificate of the Secretary or Assistant Secretary of each of the Borrower and the Guarantor dated the January 2002 Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Guarantor, individually and in its capacity as the sole member of the Borrower, authorizing the execution, delivery and performance of the January 2002 Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (B) that neither the certificate of incorporation nor the by-laws of the Guarantor and neither the articles of organization nor the operating agreement of the Borrower have been amended since the versions thereof that were delivered in connection with the October 31, 2001 Amendment; and (ii) such other documents as the Administrative Agent or its counsel may reasonably request.

               (e) The Agents shall have received certificates, dated the January 2002 Amendment Effective Date and signed by a Responsible Officer of the Guarantor and the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (i) and (iii) of Section 6.01 of the Credit Agreement, as amended by this Amendment.

               (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the January 2002 Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, such expenses to include the legal fees of Cravath, Swaine & Moore, counsel to the Agents.

          SECTION 4.  Applicable Law.  THIS JANUARY 2002
AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAW OF THE STATE OF NEW YORK.

          SECTION 5. No Other Amendments. Except as expressly set forth herein, this January 2002 Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This January 2002 Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 6. Counterparts. This January 2002 Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this January 2002 Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this January 2002 Amendment.

          SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this January 2002 Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this January 2002 Amendment.


          IN WITNESS WHEREOF, the Borrower, the Guarantor and the undersigned Lenders have caused this January 2002 Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                         FREEPORT-McMoRan SULPHUR LLC,


                         by

                            Name:
                                      Title:

                              McMoRan EXPLORATION CO., as
                         Guarantor,

                         by
                            ________________________
                            Name:
                             Title:

                                             JPMORGAN CHASE BANK
                         (formerly known as The Chase Manhattan
                         Bank), individually and as
                         Administrative Agent, Documentary Agent
                         and Collateral Agent,

                         by


                              Name:
                              Title:





                              HIBERNIA NATIONAL BANK,

                              by


                                 Name:
                                                      Title:




                              BANK OF MONTREAL,

                              by


                                 Name:
                                 Title:



                                THE BANK OF NOVA SCOTIA,

                              by


                                 Name:
                                                      Title:



                                THE BANK OF TOKYO-MITSUBISHI,
                              LTD., HOUSTON AGENCY,

                              by


                                 Name:
                                                      Title:



                                BANK ONE, NA (f/k/a Bank One
                              Louisiana, NA)

                              by


                                 Name:
                                                      Title:



                                THE FUJI BANK, LIMITED,

                              by


                                 Name:
                                                      Title:



                                MELLON BANK, N.A.,

                              by


                                 Name:
                                                      Title: